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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                 ---------------

                                    FORM 8-K
                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                                 ---------------

                Date of Report (Date of Earliest Event Reported):
                                SEPTEMBER 2, 2003

                                 ---------------

                            KMART HOLDING CORPORATION
                            -------------------------
             (Exact Name of Registrant as Specified in its Charter)

           DELAWARE                       000-50278              32-0073116
           --------                       ---------              ----------
(State or Other Jurisdiction     (Commission File Number)    (I.R.S. Employer
     of Incorporation)                                       Identification No.)



3100 WEST BIG BEAVER ROAD, TROY, MICHIGAN                              48084
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(Address of Principal Executive Offices)                            (Zip Code)

                                 (248) 463-1000
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              (Registrant's Telephone Number, Including Area Code)

                                 NOT APPLICABLE
--------------------------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)



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ITEM  5. OTHER EVENTS.

      On September 2, 2003, Kmart Holding Corporation issued a press release announcing the hiring of three Senior Vice Presidents. A copy of the press release is attached as Exhibit 99.1 and is incorporated herein by reference.

ITEM  7. EXHIBITS.

   EXHIBIT NO.          DOCUMENT DESCRIPTION

      99.1 Press Release, dated September 2, 2003, issued by Kmart Holding Corporation


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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  September 2, 2003
                                          KMART HOLDING CORPORATION

                                          By:  /s/ Richard J. Noechel
                                              ----------------------------------
                                          Name: Richard J. Noechel
                                          Title: Vice President and Controller


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                                  EXHIBIT INDEX

  EXHIBIT NO.           DOCUMENT DESCRIPTION

     99.1 Press Release, dated September 2, 2003, issued by Kmart Holding Corporation